Long-Term Debt - Covenants (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long-Term Debt [Line Items]
Cash and cash equivalents	$ 162,237	$ 144,297	$ 175,708	$ 276,637
Debt Instrument Covenant Description

The loan agreements include, among other covenants, covenants requiring the Company to obtain the lenders’ prior consent in order to incur or issue any financial indebtedness, additional borrowings, pay dividends in an amount more than 50% of cumulative net income (as defined in the related agreements), sell vessels and assets, and change the beneficial ownership or management of the vessels. Also, the covenants require the Company to maintain a minimum liquidity, not legally restricted, of $78,144 ($99,375 in 2012 and $92,188 in 2011 respectively), a minimum hull value in connection with the vessels’ outstanding loans, insurance coverage of the vessels against all customary risks and maintenance of operating bank accounts with minimum balances.

Debt Instrument Covenant Compliance

As at December 31, 2013 and 2012, the Company was in non-compliance with minimum value-to-loan ratios contained in certain of its debt agreements. In case of non-compliance with minimum value-to-loan ratios these agreements include terms according to which the Company may be required to prepay indebtedness in the form of cash or provide additional security. Effective since December 31, 2012 and for a period up to, and including, June 30, 2014, certain of the Company’s lenders formally waived their rights resulting from the aforementioned non-compliance of the value-to-loan covenant, while the remainder did not seek immediate remedial action
As at December 31, 2012, the Company was in non-compliance with the leverage ratio required by its loans. In this respect, the Company entered into amendatory agreements with its lenders which waive the non-compliance of the leverage ratio covenant referred to the above by increasing the relevant ratio for the period from December 31, 2012 through July 1, 2014 from 70% to 80%, establishing in this repsect compliance as at December 31, 2013 and 2012. Following these amendatory agreements and because management concluded that it is not probable that the amended ratio will fail to be met at any next measurement dates within the following 12 months, the debt was not classified as current in the 2013 and 2012 consolidated balance sheet in accordance with ASC 470-10. At December 31, 2013, the Company was fully compliant with the leverage ratio required by its loans irrespective of the waivers.

Debt at Carrying amount	1,380,298	1,442,427
Interest in subsidiary		51.00%
Working capital deficit	5,258
Minimum liquidity requirement
Long-Term Debt [Line Items]
Cash and cash equivalents	78,144	99,375	92,188
Covenant requirement reclassified to current liabilities
Long-Term Debt [Line Items]
Potential Prepayment	5,867
Term loan not in compliance with value-to-loan ratio
Long-Term Debt [Line Items]
Debt at Carrying amount	$ 34,300
Loan of Subsidiary
Long-Term Debt [Line Items]
Debt Instrument Covenant Compliance

As of December 31, 2012, a subsidiary, in which the Company has a 51% interest, was not in compliance with the leverage ratio required by its loan. In this respect, in an amendatory agreement dated April 8, 2013 with the lenders, an existing waiver of the leverage ratio non-compliane was extended to June 30, 2014 (inclusive). At December 31, 2013, the subsidiary was fully compliant with the loan agreement.